SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 20, 2007

                           GREAT PEE DEE BANCORP, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    000-23521                    562050592
-----------------------        ---------------------         -------------------
(State or Other Jurisdiction)  (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)


515 Market Street, Cheraw, South Carolina                           29520
--------------------------------------------                        -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (843) 537-7656
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On December 20, 2007, the Board of Directors of Great Pee Dee Bancorp, Inc. (the "Registrant") approved an amendment to Article V, Section 1 of the Registrant's Bylaws authorizing (but not requiring) uncertificated shares of stock. The amendment had to be adopted by January 1, 2008 for the Registrant to maintain its listing on the Nasdaq stock market.

Item 9.01.   Financial Statements and Exhibits.

   (a)       Not Applicable.

   (b)       Not Applicable.

   (c)       Not Applicable.

   (d)       Exhibits.

             Exhibit No.            Exhibit

                  3                 Text of amendment to Bylaws

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       GREAT PEE DEE BANCORP, INC.



DATE: January 2, 2008                  By: /s/ John S. Long
                                           -------------------------------------
                                           John S. Long
                                           President and Chief Executive Officer